RURBAN FINANCIAL CORP.

# *Focusing* on the Future

## 2011 Annual Meeting of Shareholders
May 5, 2011

RURBAN FINANCIAL CORP.

*Welcome and Call to Order*

Mark Klein
President & CEO

Rurban Financial Corp.
The State Bank and Trust Company

RFC RURBAN FINANCIAL CORP.

Mark Klein
President & CEO

Rurban Financial Corp.
The State Bank and Trust Company

## *Rurban Financial Corp.*
## ***Annual Meeting Agenda***

- Introductions
- Chairman Remarks
  - Richard L. Hardgrove
- Rurban Overview
  - Mark A. Klein CEO
  - Tony Cosentino CFO
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp.*
## ***Special Guests***

- **Craig Liechty**-BKD, LLP – Independent Auditor
- **Chuck DeRousie and Tony Weis**-Vorys, Sater, Seymour & Pease, LLP – Columbus, SEC Counsel
- **Curt Loveland**-Porter Wright – Columbus, Board Counsel
- **Stan Yoder and Steve Hubbard**-Weaner, Zimmerman, Bacon, Yoder & Hubbard, Ltd., Local Counsel

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company*
# ***Advisory Board Members***

**Fulton County**

*Board Liaison: Gaylyn Finn*

James M. McDonnall
Virginia E. Neuenschwander
Ed ward L. Nofziger
Joseph P. O'Neil
Joseph D. Short
Samuel V. Witt

**Lima Region**

*Board Liaison: Tim Stolly*

Dr. Patrick A. Chaney
Joseph T. Guagenti
Ronald R. Miller

**Paulding County**

*Board Liaison: Bob Fawcett*

George W. Carter
Floyd F. Furrow
John H. Kauser
Dr. John M. Saxton
Rhonda J. Stabler
Rex L. Williamson

**Williams County**

*Board Liaison: Rita Kissner*

Alan E. Fiser
Jerry D. Kneipp
William G. Martin
Glen L. Newcomer
Richard L. Reed
Michael W. Spangler

RFC RURBAN FINANCIAL CORP.

*Rurban Financial Corp.*

# ***Annual Meeting Agenda***

- Introductions
- Chairman Remarks
  - – Richard L. Hardgrove
- Rurban Overview
  - – Mark A. Klein CEO
  - – Tony Cosentino CFO
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

*Rurban Financial Corp.*

***Director Overview and Insight***

**Richard L. Hardgrove**

Chairman of the Board

Rurban Financial Corp.

The State Bank and Trust Company

RDSI Banking Systems

RFC RURBAN FINANCIAL CORP.

## ***Retired Directors:*** *As of July 31, 2010*

| | |
|---|---|
| • Thomas Callan: | 14 years of service |
| • John Compo: | 23 years of service |
| • Steve VanDemark: | 19 years of service |
| • J. Michael Walz: | 18 years of service |

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp. New Directors in 2010*

- Mark Klein
  - Joined The State Bank and Trust Company in January of 2006
  - Was appointed President and CEO and Director of Rurban January 2010
- Tim Stolly
  - Brings to the Board over 30 years of insurance industry experience
  - Lima Advisory Board member since 2006
  - Appointed to the Board of Directors in August 2010 to fulfill the term of J. Michael Walz

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp. Board of Directors*

## Standing for Election - 2011

- Robert A. Fawcett, Jr.
- Gaylyn J. Finn
- Rita A. Kissner*

### Term Expiring 2012

- Thomas A. Buis
- Thomas L. Sauer
- Timothy J. Stolly

### Term Expiring 2013

- Richard L. Hardgrove*
- Mark A. Klein*

* Indicates an RDSI Board Member, (also includes John Schock)

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial: Director Committees*

- Audit Committee
  - Chairman: Rita A. Kissner
  - Financial Expert: Gaylyn J. Finn
- Compensation Committee
  - Chairman: Robert A. Fawcett, Jr.
- Governance and Nominating Committee
  - Chairman: Thomas A. Buis
- Loan Review Committee
  - Chairman: Gaylyn J. Finn

RFC RURBAN FINANCIAL CORP.

RFC RURBAN FINANCIAL CORP.

# Rurban Overview

Mark A. Klein
President & CEO

Anthony V. Cosentino
Chief Financial Officer

Rurban Financial Corp. and
The State Bank and Trust Company

# *Forward Looking Statements*

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events , and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp. Profile*

- Headquartered in Defiance, Ohio
- Listed on NASDAQ Global Market: RBNF
- Two wholly-owned subsidiaries
- Diversified financial services organization
- 262 employees at YE 2010
- $660 million in assets at December 31, 2010



Rurban Financial Corp.
RBNF
The State Bank & Trust Company and Reliance Financial Services
RDSI
DCM

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp. 2010: A Transitional Year*

- Consolidated HC and State Bank to improve efficiencies ; reduced staff by seven FTE
- Achieved a record year at State Bank for mortgage loan originations : $235 million
- Improving economy and $7.9 million of net charge-offs at the Bank significantly improved asset quality
- Terminated spin-off of RDSI and took $14.1 million of charge-offs and impairments ; reduced staff by 66 FTE

RFC RURBAN FINANCIAL CORP.

# Rurban Financial Corp. Earnings



Rurban Net Income
Pre-Tax, Pre-Provision Core Earnings
$3.0
$5.7
$8.2
$5.9
$1.3
$2.8
$3.3
$5.2
$0.4
-$15.6
RDSI: Took $14.1 million of write-downs and charge-offs
State Bank: Provision expense of $7.6 million
2006
2007
2008
2009
2010

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company*

# Credit Costs Impacted Earnings of State Bank for Past Two Years



Bank Net Income
Pre-Tax, Pre-Provision Core Earnings
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Provision Expense: $0.7mm $5.7mm $7.6 mm
$3.5
$4.8
$3.3
$5.1
$4.6
$7.1
$2.1
$8.0
$0.1
$7.0
2006
2007
2008
2009
2010

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company Asset Quality Initiatives*

- Expanded credit underwriting and loan review Departments
- Focused on reduction of non-performing assets
- Involvement of corporate directors in loan review process and with Advisory Boards
- Independent third-party portfolio review confirms internal procedures and controls

RFC RURBAN FINANCIAL CORP.

# The State Bank and Trust Company

## Asset Quality: An Improving Picture



NPA/Assets
NCO/ Avg. Loans
4.00%
3.00%
2.00%
1.00%
0.00%
1.06%
0.07%
0.99%
0.19%
3.27%
0.82%
2.07%
2.45%
1.97%
0.58%
2.92%
0.69%
2007
2008
2009
2010
1Q 2011
1Q '11 Median*

* Peer group consists of 77 bank subsidiaries of publicly traded BHCs nationwide with assets between $500mm and $1billion

RFC RURBAN FINANCIAL CORP.

*The State Bank and Trust Company*

***Asset Quality: An Improving Picture***



Loan Loss Reserve/ Loans
Reserves/NPLs
4.00%
3.00%
2.00%
1.00%
0.00%
120%
100%
80%
60%
40%
20%
0%
71%
102%
36%
56%
55%
52%
1.02%
1.10%
1.50%
1.53%
1.55%
2.19%
2007
2008
2009
2010
1Q 2011
1Q '11 Median*

* Peer group consists of 77 bank subsidiaries of publicly traded BHCs nationwide with assets between $500mm and $1billion

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company*
## ***Expense Control Initiatives***

- Savings of approximately $5 million over the last four years from operational, fixed asset and personnel costs:
  - Reduced Bank/ BHC staff by 16 FTE since 2009
  - Consolidated Exchange Bank, Reliance Financial Services & Rurban Operations Corp. into State Bank
  - Restructured branch network: closed Eastside, Montpelier Downtown , Ney and Elida Road branches
  - Implemented salary freezes, health insurance expense reductions, ESOP freeze in 2010

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company Non-Interest Expense Comparison*

**1st Qtr 2009**
**Non-Interest Expense =**
**$6,317,175**


31%
48%
1%
20%
Salary & Benefits
Occupancy & Equipment
FDIC
Other

**1st Qtr 2011**
**Non-Interest Expense =**
**$5,734,869**


22%
6%
51%
22%
Salary & Benefits
Occupancy & Equipment
FDIC
Other

RFC RURBAN FINANCIAL CORP.

# The State Bank and Trust Company Expanding from Our NW Ohio Base

19 Retail Banking Offices within Our 10-County Footprint
2 Loan Production Offices (LPOs)



MICHIGAN
Detroit
Toledo
Steuben
Williams
Fulton
Lucas
Lima
Wood
Defiance
Fort Wayne
Allen
Paulding
Allen
OHIO
INDIANA
Columbus
Franklin

<u>Counties</u>

- *Defiance - 4*
- *Allen (Ohio and Indiana) – 1 each*
- *Franklin - LPO*
- *Fulton - 3*
- *Lucas - 1*
- *Paulding - 2*
- *Steuben - LPO*
- *Wood - 3*
- *Williams - 4*

RFC RURBAN FINANCIAL CORP.

## *Organic Growth from Synergies within State Bank*

- Leadership by in-market regional executives
- Interdepartmental referrals
- Relationship-based selling
- Cross-selling
- Top-down driven sales culture

RFC RURBAN FINANCIAL CORP.

# *The State Bank and Trust Company Well-Diversified Balance Sheet*

## Total Assets = $655Million



Securities, 17%
Cash & Due, 9%
Other, 5%
Intangibles, 3%
Loans (Net) and HFS, 66%

## Loan Portfolio = $428 Million



HELOC, 9%
1-4 Family RE, 25%
C&D, 4%
Consumer & Other, 3%
Multi-Family RE, 7%
C&I, 16%
Agriculture, 8%
CRE – Owner Occupied, 16%
CRE – Investor Owned, 12%

As of March 31, 2011

RFC RURBAN FINANCIAL CORP.

# The State Bank and Trust Company
# Local, Low-Cost Deposit Mix


Borrowings, 14%
Other, 1%
Capital, 7%
Deposits, 78%

**Deposit Portfolio =**
**$513 million**


Non-Interest
DDA, 11%
NOW, 19%
Savings, 8%
MMDA, 14%
Time, 37%

Non-maturity deposits = 58% of total deposits

Weighted average cost of deposits = .82%

As of March 31, 2011

RFC RURBAN FINANCIAL CORP.

## *The State Bank and Trust Company*
## *Expansion of Non-Interest Income*

- Community Banking
- Mortgage Banking
- Deposit Fees
- Wealth Management
- SBA / FSA Loan Sales
- Insurance

RFC RURBAN FINANCIAL CORP.

# The State Bank and Trust Company Referrals by Year


2500
2000
1500
1000
500
0
860
289
1331
397
2242
1050
1941
872
Gross
Closed
2007
2008
2009
2010
$33.4 MM
$38.4 MM
$86.9 MM
$60.4 MM

RFC RURBAN FINANCIAL CORP.

# State Bank:
# *Diversified Revenue Stream**



(Millions)
$40
$30
$20
$10
$0
$21.2
$25.8
$29.6
$30.1
2007
2008
2009
2010
Trust/Brokerage
Service Charges
Mortgage Banking (Net)
Net Interest Income

* Excluding gains/losses on the sale of securities, proceeds from investments and recoveries

RFC RURBAN FINANCIAL CORP.

# *Mortgage Servicing Portfolio*


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$39,528
$71,158
$204,810
$328,435
2007
2008
2009
2010
Servicing Portfolio

RFC RURBAN FINANCIAL CORP.

# Mortgage Banking Activity


Gain on Sales
Loan Service Fees
Originations
Mortgage Banking Income ($000's)
$2,500
$2,000
$1,500
$1,000
$500
$0
Originations ($millions)
$100
$80
$60
$40
$20
$0
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

RFC RURBAN FINANCIAL CORP.

## *Reliance Financial Services*

## *Reliance Financial Services 2010 Initiatives*

- Integration with State Bank client base
- Competitive Market Returns
- Leverage Regional Executive presence
- Incentive plan emphasis on performance improvement

RFC RURBAN FINANCIAL CORP.

# Reliance Financial Services



Assets Under Management
Dollars in Thousands
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2006
2007
2008
2009
2010
YTD March 2011 Annualized
Assets Under Management

RFC RURBAN FINANCIAL CORP.

# RDSI Banking Systems

## *Overview of RDSI Banking Systems*

- Unsuccessful planned spin-off of RDSI in June 2010
- Announced exit from data processing and deconverted all DP clients
- Currently focused on Item Processing:
  - 30 stable community banking clients
  - DCM is a low-cost provider
  - Investigating additional applications of imaging technology
- State Bank remains on RDSI's legacy data processing system
- Analyzing strategic options

RFC RURBAN FINANCIAL CORP.

# *RDSI Banking Systems*


Revenue
Thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,620
$21,566
$20,254
$10,569
$5,175
2007
2008
2009
2010
1Q 2011
Annualized

RFC RURBAN FINANCIAL CORP.

## *RDSI Banking Systems:*

| Revenue ($millions) | 4Q'09 | 1Q'10 | 2Q'10 | 3Q'10 | 4Q'10 | 1Q'11 |
|---|---|---|---|---|---|---|
| Data Processing | 2.69 | 2.47 | 1.28 | 0.99 | 0.37 | 0.30 |
| Network Services | 0.24 | 0.26 | 0.19 | 0.13 | 0.08 | 0.07 |
| Payment Solutions | 1.56 | 1.70 | 1.38 | 1.21 | 1.01 | 0.93 |
| RDSI Revenue | 4.52 | 4.43 | 2.85 | 2.34 | 1.46 | 1.23 |
| Less: Intercompany | (0.40) | (0.40) | (0.24) | (0.30) | (0.40) | (0.38) |
| Net Data Services Revenue | 4.12 | 4.03 | 2.61 | 2.04 | 1.05 | 0.91 |

RFC RURBAN FINANCIAL CORP.

## *RDSI Banking Systems:*
## ***Right-sizing the Organization***

- Took charges totaling $14.1 million for impairments, write-downs and charge-offs in 2010
- Reduced staff by 79 since YE 2009 for savings of $7 million
- Excluding salaries, reduced operating expenses by over $8 million since YE 2009
- We have a positive relationship with the regulators and with our customers

RFC RURBAN FINANCIAL CORP.

*Focusing on the Future*

# *Rurban Financial Corp*

# *Rurban Financial Corp.*
## ***Where Do We Go from Here?***

- Back to the Basics of Banking
- Maintain asset quality
- Control expenses
- Emphasis on new sources of non-interest income
- Improve capital
- Drive sales culture

RFC RURBAN FINANCIAL CORP.

# *Rurban Financial Corp. Preferred Shares*

- Capital ratios key in the banking environment
- Proposed participation in Small Business Lending Fund (SBLF)
  - More we lend, the lower the cost of capital
  - Preferred shares are non-voting
  - Can be redeemed any time

RFC RURBAN FINANCIAL CORP.

# Rurban Financial Corp.
## ***Strategic Vision:***

*To become a high-performing, diversified financial services organization with $1 billion in assets and ROAA of 1.0%*

- Benchmark performance progress against universe of micro-cap banks
- Local presence in communities enhances efficiency, responsiveness, and market knowledge
- Spearheaded by regional local leadership
- Succeed based on service quality and understanding of customer needs

RFC RURBAN FINANCIAL CORP.

*Rurban Financial Corp.*

***RDSI / New Core Review***

**Richard L. Hardgrove**

Chairman of the Board

Rurban Financial Corp.

The State Bank and Trust Company

RDSI Banking Systems

RFC RURBAN FINANCIAL CORP.

# Rurban Financial Corp. Annual Meeting Agenda

- Introductions
- Chairman Remarks
  - Richard L. Hardgrove
- Rurban Overview
  - Mark A. Klein CEO
  - Tony Cosentino CFO
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

# Rurban Financial Corp.
# Annual Meeting Agenda

- Introductions
- Chairman Remarks
  - Richard L. Hardgrove
- Rurban Overview
  - Mark A. Klein CEO
  - Tony Cosentino CFO
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

# *Thank You for Attending*

2011 Annual Meeting of Shareholders
May 5, 2011